UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 1, 2019

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

9002 Technology Lane, Fishers Indiana, 46038
(Address of principal executive offices)

(317) 855-9926
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events

Item 7.01 Regulation FD Disclosure

On October 1, 2019, American Resources Corporation (or the “Company”) issued a press release announcing that the Company has closed on the acquisition of certain assets offered for sale through the bankruptcy proceedings of Cambrian Holding Company, Inc. (“Cambrian”). Under the transaction, American Resources has acquire the majority of assets and operations of Perry County Coal LLC (“PCC”), an operating subsidiary of Cambrian Coal LLC,. The assets were acquired free and clear of all liens, claims, interests and encumbrances, and consideration paid was the assumption of no liabilities other than $9,614,000 of reclamation obligations under applicable law or permits and other non-material contractual liabilities as agreed to by American Resources Corporation.  The purchase of these assets were governed by the Court-supervised process under Section 363 of the U.S. Bankruptcy Code.

American Resources Corporation also announced a conference call which it is hosting at 10:30 am ET on Wednesday, October 2, 2019 to discuss and answer questions regarding the acquisition of the Perry County Coal assets and operations. Interested parties can access the conference call by dialing (877) 800-5155 and using a Conference Passcode of 6971318.

Additionally, in the press release dated October 1, 2019, American Resources Corporation references the Perry County Resources Acquisition Overview which is available on the Investor Relations section of the Company’s website (http://americanresourcescorp.com/investor-relations) and attached as exhibit 99.2 hereto and incorporated herein by reference.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.1. Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are attached hereto and filed herewith.

ExhibitNo.	Description
99.1	Press Release Dated October 1, 2019
99.2	Perry County Resources Acquisition Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: October 1, 2019	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer